                                                                   EXHIBIT 10(1)

                AMENDMENT NO. 2 TO LEASE AND LEASE SUPPLEMENTS
                ----------------------------------------------

     THIS AMENDMENT NO. 2 TO LEASE AND LEASE SUPPLEMENTS (herein called "Amendment No. 2"), dated as of September ___, 1995, between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of November 20, 1994 (as amended, the "Lease Agreement", defined terms used herein as therein defined) relating to the airframe and engines described on Exhibit A attached hereto, which provides for
                                  ----------
the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any prior Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by (i) that certain Lease Supplement No. 1 dated as of November 20, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on December 6, 1994, as Conveyance No. F62124, (ii) by that certain Lease Supplement No. 2 dated as of January 8, 1995, recorded with the FAA on March 21, 1995, as Conveyance No. EE009010, and by that certain letter amendment agreement dated December 15, 1994, recorded simultaneously therewith, (iii) by that certain Lease Supplement No. 3 dated as of February 28, 1995, recorded with the FAA on March 21, 1995, as Conveyance No. EE009012, (iv) by that certain Lease Supplement No. 4 dated as of March 31, 1995, recorded with the FAA on ______________________, 1995, as Conveyance No. _________________, and (v) by
Amendment No. 1 to Lease and Lease Supplements dated as of April 28, 1995, recorded with the FAA on ___________________, 1995, as Conveyance No. __________________________; and

     WHEREAS, Lessor and Lessee have agreed to amend certain terms of the Lease Agreement and Lease Supplements as noted herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement and Lease Supplements as follows:

A.   AMENDMENT TO THE LEASE AMENDMENT.
     --------------------------------

     1. The following definitions set forth in Section 1 of the Lease Agreement shall be amended in their entirety as follows:

          "'Basic Rent Payment Date' means for the Aircraft (i) the Delivery
            -----------------------
Date of the Aircraft, and the first day of each calendar month thereafter to and including April 1, 1995; (ii) each of May 2, 9, 16 and 23, 1995, June 2, 9, 16 and 23, 1995,

July 1, 8, 15 and 22, 1995, August 2, 9, 16 and 23, 1995, September 2, 9, 16, 23
and 30, 1995, October 7, 14, and 21, 1995, November 2, 9, 16 and 23, 1995,
December 2, 9, 20, 23 and 31, 1995 until the end of the Term."

          "'Lease Period' means each of the periods throughout the Term, the
            ------------
first such period commencing on and including the Delivery Date of the Aircraft, and each of the remaining periods commencing on and including the next subsequent Lease Period Date (other than the last such date)."

          "'Lease Period Date' means the Delivery Date for the Aircraft and (i)
            -----------------
thereafter, to and including, April 1, 1995, the first day of each calendar month, and (ii) until the end of the Term, each of May 2, 9, 16 and 23, 1995, June 2, 9, 16 and 23, 1995, July 1, 8, 15 and 22, 1995, August 2, 9, 16 and 23,
1995, September 2, 9, 16, 23 and 30, 1995, October 7, 14 and 21, 1995, November
2, 9, 16 and 23, 1995, and December 2, 9, 20, 23 and 31, 1995 until the end of the Term."

          "'Lease Term' means the period from the Delivery Date of the Aircraft
            ----------
until January 8, 1995, unless earlier terminated in accordance with the provisions of this Lease.

     2. Subsection 3(a) of the Lease Agreement is hereby amended in its entirety to read as follows:

          "(a)  'Term'  Except as otherwise provided herein (including pursuant
                 ----
to the definition of Event of Loss), the Term for the Aircraft shall commence on the Delivery Date and end on the earlier to occur of: (i) January 8, 1996; or
(ii) the date on which the Aircraft has 250 hours remaining until the next scheduled 'C' check; provided however, that Lessor at its sole and absolute discretion, may terminate this Lease at any time after the execution of this Second Amendment, by giving Lessee thirty (30) days' prior written notice of such earlier termination date, which shall thereupon be the last day of the Term."

     3. The first paragraph of Section 14A of the Lease Agreement shall be amended in its entirety to read as follows:

     "Upon the occurrence of any Lessee Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee and Lessor may concurrently therewith or at any time thereafter, as part of the same or a separate written notice, declare this Lease to be terminated, and immediately proceed to do any one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect; provided that upon the
                                                          --------
occurrence of any Lessee Event of Default described in Section 13A(i) or (j) above, this Lease Agreement shall automatically be in default, and Lessor may elect to do any of the following, without prior notice to Lessee:"

     4. Section 17(b) of the Lease Agreement shall be amended by deleting the following words from the ninth through eleventh lines thereof:

     "...confirmed by (i) telephone contemporaneously to the person entitled to receive such notice (or to such person's secretary) and (ii)..."

     5. Section 17(m)(iii) shall be amended by changing the words "IN-SERVICE" appearing on the eighth, eleventh and fourteenth lines thereof to read "IN-USE". Further, the following shall be added to the end of said section:

     "In the event that an order is issued giving Lessor possession of any In-Use Aircraft, Lessee hereby waives any right it may have to return of possession of such aircraft, and covenants that it will not seek any order permitting it to retain or repossess such Aircraft, by posting a bond or otherwise. In the event that any court declines to issue an order permitting Lessor to repossess any In-Use Aircraft unless Lessor posts or issues a bond, or Lessor elects not to request that the requirement for such a bond be waived, Lessee hereby agrees that (if Lessor so elects) the amount of such bond shall not be required to exceed one year's Basic Rent for such Aircraft."

     6. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

     10. Section 3(f)(i) of Exhibit E to the Lease Agreement shall be amended by adding the following to the end thereof:

     "Lessee shall pay Lessor on each of September 29, 1995, October 6, 13 and 20, 1995, November 1, 8, 15 and 22, 1995, December 1, 8, 19, 22 and 30, 1995
(each a 'Weekly Supplemental Rent Payment Date') for Base Maintenance Services and Line Maintenance Services, an amount equal the product of (A) the projected Flight Hours as determined in accordance with Section 4(u) of this Exhibit E to be flown by the Serviced Aircraft during the month (which number of Flight Hours shall not be less than forty (40) during any calendar month beginning October, 1995; prorated the final month of the Term by multiplying the number of days in the final month in the Term by 1.33 (as to any particular month, the 'Minimum Maintenance Amount')) to which the related Weekly Supplemental Rent Payment relates (provided that the payment due September 29, 1995 shall be deemed a payment relating to October, 1995 and the payment due December 30, 1995 shall be deemed a payment relating to January, 1996), multiplied by (B) the amount set forth opposite 'Total Cost Per Flight Hour' below the calendar year encompassing such month on Attachment A; (C) the product of which is divided by four (4)(or in the case of payments made relating to January, 1996, divided by one (1)).

     11. Section 3(f)(iii) of Exhibit E to the Lease Agreement shall be amended by adding the following to the end thereof:

     "Notwithstanding anything set forth herein to the contrary, Lessor shall in no event be obligated to credit to Lessee any amounts relating to any calendar month which do not exceed the Minimum Maintenance Amount relating to such calendar month."

     12. Attachment A - Rates Per Aircraft Flight Hour, of Exhibit E shall be amended in its entirety to read as set forth in Attachment A attached hereto.

B.   AMENDMENT TO LEASE SUPPLEMENT NO. 1.
     -----------------------------------

     1. Paragraph 3 of Lease Supplement No. 1 shall be amended and restated in its entirety to read as follows:

          "3. The Term shall commence on the date hereof and shall end on the earlier of: (i) January 8, 1996; or (ii) the date on which the Aircraft has 250 hours remaining until the next schedule 'C' Check, unless earlier terminated in accordance with the provisions of the Lease Agreement."

C.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 2.
     -------------------------------------------------------------

     This Amendment No. 2 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Amendment No. 2 (the "Amendment Effective Date"), the representations and warranties of lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma city, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Supplement Effective Date of the following, dated as of such Supplement Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 2 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of a duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d)  receipt by Lessor of the installments of Basic Rent pursuant to
Section 3 of the Lease Agreement, as amended hereby, and Supplement Rent pursuant to Exhibit E to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5. The Long-Term Agreements and the Letter of Credit shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

D.   MISCELLANEOUS.
     -------------

     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent and Supplemental Rent for the Aircraft throughout the Term in accordance with
Section 3 of the Lease Agreement.

     3. This Amendment No. 2 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Amendment No. 2 may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 2 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 2 may be created through the transfer or possession of any counterpart other than the counterpart marked as the "original."

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first above written.

                                    AMERICAN AIRLINES, INC.


                                        /s/ JEFFERY M. JACKSON
                                    By:_________________________________
                                         Jeffery M. Jackson
                                         Vice President - Corporate
                                          Development and Treasurer



                                    HAWAIIAN AIRLINES, INC.


                                        /s/ C. J. DAVID DAVIES
                                    By:_________________________________
                                         C. J. David Davies
                                         Senior Vice President - Finance
                                          and Chief Financial Officer


                                        /s/ RAE A. CAPPS
                                    By:_________________________________
                                         Rae A. Capps
                                         Vice President, General Counsel
                                          and Corporate Secretary

                 Attachment A - Rates Per Aircraft Flight Hour

                                            1/1/95-     10/1/95-      1996
                                            9/30/95     12/31/95      ----
                                            -------     --------
A.   Direct Maintenance Cost
     -----------------------
     Airframe & Engine-Line Maintenance     $    95     $    95      $    99
     Airframe - Base Maintenance                444         444          472
     Engine - Base Maintenance                  597         597          621
                                               ----        ----         ----
             Sub-Total - Direct Cost        $ 1,136     $ 1,136      $ 1,192

B.   Variable Overhead                      $   251     $   251      $   260
     -----------------

C.   Fixed Overhead                         $    79     $    79      $    82
     --------------

D.   Rotable Inventory Access Fee           $    0      $    57      $    57
     ----------------------------

E.   APU Inventory Access Fee               $    0      $     8      $     8
     ------------------------

F.   Spare Engine Access Fee                $    0      $    63      $    63
     -----------------------                -------     -------      -------

     TOTAL COST PER FLIGHT HOUR             $ 1,466     $ 1,594      $ 1,662
     --------------------------             =======     =======      =======

     Assumptions:
     -----------

     1.   Flight Hours per Cycle ... 4.5 (average)

     2.   8.5 Flight Hours per Services Aircraft per day (average).

     3. DC10-10 and CF66 maturity curves based on Lessee's forecasted Flight Hour/Cycles.

     4. Ferry Costs to/from Tulsa Maintenance Base will be Lessee's responsibility.

                                  SCHEDULE I

       This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.

                                   EXHIBIT A
                                   ---------

                             AIRFRAMES AND ENGINES


DC10 - 10 Aircraft

     Serial No. 46701
     FAA Registration No. N146AA

GE - CF6 - 6K Engine Serial Nos.

     1)   451272
     2)   451257
     3)   451164